UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

Assembly Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35005	20-8729264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Tower Place, 7th Floor, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 509-4583

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ASMB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 31, 2024, Assembly Biosciences, Inc. held a special meeting of stockholders (the "Special Meeting"). The matters listed below were submitted to a vote of the Company's stockholders at the Special Meeting through the solicitation of proxies. Detailed descriptions of each of the proposals are included in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 21, 2023.

1. The stockholders approved a series of alternate amendments to the Company's Sixth Amended and Restated Certificate of Incorporation to effect, at the discretion of the Company's Board of Directors (the "Board"), a reverse stock split of the Company's common stock at a ratio to be determined by the Board within a range of 1-for-7 to 1-for-17 (or any number in between) without reducing the authorized number of shares of the common stock.

Votes For	Votes Against	Abstain	Broker Non-Votes
27,368,737	9,630,231	870,391	—

2. The stockholders approved, subject to certain conditions, the issuance of shares of common stock to Gilead Sciences, Inc. ("Gilead") pursuant to Nasdaq Listing Rules 5635(a) and 5635(b). Pursuant to Nasdaq Listing Rule 5635 and IM-5635-2, all votes cast "for" this proposal attributable to any of the shares of common stock issued to Gilead under the Stock Purchase Agreement, dated October 17, 2023, by and between the Company and Gilead, have been disregarded for purposes of determining whether this proposal was approved.

Votes For	Votes Against	Abstain	Broker Non-Votes
16,223,280	666,785	82,766	7,822,860

3. The stockholders approved an adjournment of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals.

Votes For	Votes Against	Abstain	Broker Non-Votes
28,022,618	9,651,509	195,232	—

No other matters were submitted for stockholder action.

Item 8.01 Other Events.

On January 31, 2024, following the Special Meeting, the Board approved a reverse stock split ratio of 1-for-12. The Company expects to effectuate the reverse stock split as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Assembly Biosciences, Inc.

Date: February 2, 2024	By:	/s/ John O. Gunderson
John O. Gunderson
VP, General Counsel and Corporate Secretary